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                                                                     EXHIBIT 1.5


U.S. Remodelers, Inc.
1341 West Mockingbird Lane, Suite 900E
Dallas, Texas 75247

First London Securities Corporation
2600 State Street
Dallas Texas 75204

Gentlemen:

     The undersigned officer and/or director of U.S. Remodelers, Inc., a Delaware corporation (the "Company"), understands that the Company, has filed a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission for the registration of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and redeemable common stock purchase warrants to be sold to the public in an underwritten public offering (the "Public Offering").

     In as much as the undersigned wishes to induce you to continue your efforts in connection with the Public Offering, the undersigned hereby agrees and represents to you that the undersigned will not, directly or indirectly, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner any interest in any shares of Common Stock or securities of the Company convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of the Common Stock of the Company owned of record or beneficially by the undersigned on the date hereof (collectively, the "Securities"), including pursuant to Rule 144 under the Securities Act of 1933, as amended, from the date hereof until two (2) years after the closing of the Public Offering.

     The undersigned acknowledges and agrees that the Company and the underwriters of the IPO are relying on the representation and agreement of the undersigned contained herein in filing the Registration Statement and in consummating the IPO.

                                    Very truly yours,



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Date:_______________________________________
                                    No. of Securities held -____________________
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U.S. Remodelers, Inc.
1341 West Mockingbird Lane, Suite 900E
Dallas, Texas 75247

First London Securities Corporation
2600 State Street
Dallas Texas 75204

Gentlemen:

     The undersigned beneficial owner of 5% or more of the outstanding Common Stock (as hereinafter defined) of U.S. Remodelers, Inc., a Delaware corporation (the "Company",) prior to the Public Offering (as hereinafter defined) understands that the Company, has filed a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission for the registration of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and redeemable common stock purchase warrants to be sold to the public in an underwritten public offering (the "Public Offering").

     In as much as the undersigned wishes to induce you to continue your efforts in connection with the Public Offering, the undersigned hereby agrees and represents to you that the undersigned will not, directly or indirectly, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner any interest in any shares of Common Stock or securities of the Company convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of the Common Stock of the Company owned of record or beneficially by the undersigned on the date hereof (collectively, the "Securities"), including pursuant to Rule 144 under the Securities Act of 1933, as amended, from the date hereof until one (1) year after the closing of the Public Offering.

     The undersigned acknowledges and agrees that the Company and the underwriters of the IPO are relying on the representation and agreement of the undersigned contained herein in filing the Registration Statement and in consummating the IPO.

                                    Very truly yours,



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Date:_______________________________________
                                    No. of Securities held -____________________